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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 30, 1998




                               TEXAS UTILITIES COMPANY


                (Exact name of registrant as specified in its charter)




               TEXAS                 1-12833               75-2669310
          (State or other          (Commission          (I.R.S. Employer
            jurisdiction           File Number)        Identification No.)
          of incorporation)



             ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS    75201-3411
                 (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600



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          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c)  EXHIBITS.


          EXHIBIT
          -------

           4(a)         --      Indenture (For Unsecured Subordinated
                                Debt Securities relating to Trust
                                Securities) of Texas Utilities Company,
                                dated December 1, 1998.
           4(b)         --      Officer's Certificate, dated December 30,
                                1998, establishing the terms of Texas
                                Utilities Company 7-1/4% Junior
                                Subordinated Debentures.
           4(c)         --      Amended and Restated Trust Agreement of
                                TXU Capital I.
           4(d)         --      Guarantee Agreement relating to TXU
                                Capital I.
           4(e)         --      Agreement as to Expenses and Liabilities
                                relating to TXU Capital I.



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                                      SIGNATURE




                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TEXAS UTILITIES COMPANY




                                         By:  /s/ Kirk R. Oliver
                                            --------------------------------
                                            Name:  Kirk R. Oliver
                                            Title:  Treasurer



          Date:  January 19, 1999



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                                    EXHIBIT INDEX



          EXHIBIT
          -------

           4(a)         --      Indenture (For Unsecured Subordinated
                                Debt Securities relating to Trust
                                Securities) of Texas Utilities Company,
                                dated December 1, 1998.
           4(b)         --      Officer's Certificate, dated December 30,
                                1998, establishing the terms of Texas
                                Utilities Company 7-1/4% Junior
                                Subordinated Debentures.
           4(c)         --      Amended and Restated Trust Agreement of
                                TXU Capital I.
           4(d)         --      Guarantee Agreement relating to TXU
                                Capital I.
           4(e)         --      Agreement as to Expenses and Liabilities
                                relating to TXU Capital I.